UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

IGI LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 20, 2015, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of IGI Laboratories, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), to be effective May 20, 2015, to increase the number of authorized shares of our common stock to 100,000,000 shares.

The amendment to the Charter is filed as Exhibit 3.1 to this report and is incorporated by reference herein. The foregoing summary of the amendment is qualified in its entirety by reference to the full text of the Charter, as amended.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 20, 2015, the Company held the Annual Meeting. At the Annual Meeting, the holders of 46,711,955 shares of the Company’s common stock were present in person or represented by proxy, which represents 88.36% of the total shares of outstanding common stock entitled to vote as of the record date of April 27, 2015.

(b) The following actions were taken in the Annual Meeting:

(1)	The following six nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2016 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Jason Grenfell-Gardner	35,664,493	388,969	10,658,493
Narendra N. Borkar	35,647,458	406,004	10,658,493
Bhaskar Chaudhuri	35,009,646	1,043,816	10,658,493
Steven Koehler	35,673,855	379,607	10,658,493
James C. Gale	35,002,685	1,050,777	10,658,493
John Celentano	35,654,143	399,319	10,658,493

(2)	The amendment to the Company’s Charter to increase the number of authorized shares of our common stock to 100,000,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
35,828,814	165,553	59,095	10,658,493

(3)	The issuance of the Company’s common stock upon conversion of our 3.75% convertible senior notes due 2019 was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
35,322,389	423,327	307,746	10,658,493

(4)	The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
46,381,527	275,195	55,233	0

(5)	The compensation of the Company’s named executive officers, as disclosed in our proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
33,717,575	2,019,466	316,421	10,658,493

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	IGI Laboratories, Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.
Date: May 20, 2015	By: /s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer